UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

InMed Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-39685	98-1428279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1445 - 885 West Georgia Street Vancouver, B.C. Canada	V6C 3E8
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (604) 669-7207

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by InMed Pharmaceuticals Inc. (the “Company”), the Company’s shareholders withheld the election of one nominee, Ms. Janet Grove, at the Company’s 2024 Annual General Meeting held on December 18, 2024 (the “2024 AGM”), from being appointed as a member of the Company’s Board of Directors (the “Board”). As a result, Ms. Grove offered her resignation to the Board, and the Company’s Nominating & Governance Committee, in accordance with the Company’s Majority Voting Policy, considered her resignation and ultimately recommended to the Board to accept Ms. Grove’s resignation. On February 10, 2025, the Board elected to accept Ms. Grove’s resignation from the Board, including from her positions as a member of the Compensation Committee and Chair of the Nominating & Governance Committee. A copy of Ms. Grove’s resignation letter is furnished hereto as Exhibit 99.1. The Board intends to initiate a search for an independent director to replace Ms. Grove as soon as reasonably practicable. In the interim, the Board will continue to operate with the remaining four directors, and each committee of the Board will be comprised of the three independent directors who were re-appointed for directorship at the 2024 AGM. The Board Chair will assume the role of Chair of the Nominating & Governance Committee. Ms. Grove’s resignation was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the operations, policies or practices of the Company.

Item 7.01: Regulation FD Disclosure.

On February 12, 2025, the Company issued a press release announcing the Company’s acceptance of Ms. Grove’s resignation and other matters. A copy of the press release is furnished hereto as Exhibit 99.2.

The information set forth in this Item 7.01, including Exhibits 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.2, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
99.1	Resignation letter of Janet Grove
99.2	Press release, dated February 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2025

INMED PHARMACEUTICALS INC.

By:	/s/ Eric A. Adams
Name:	Eric A. Adams
Title:	Chief Executive Officer

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